UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) May 28, 2025

JUNIPER NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34501	77-0422528
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1133 Innovation Way
Sunnyvale,	California	94089
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (408) 745-2000
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	JNPR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 28, 2025, at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Juniper Networks, Inc. (the “Company”), the Company’s stockholders approved the amendment and restatement of the Juniper Networks, Inc. 2015 Equity Incentive Plan (as amended and restated, the “Amended and Restated 2015 Plan”) to, among other things, increase the number of shares of common stock reserved for issuance thereunder by 9,000,000 shares. The Amended and Restated 2015 Plan previously had been approved, subject to stockholder approval, by the Company’s Board of Directors (the “Board”) on February 12, 2025.

A more complete description of the terms of the Amended and Restated 2015 Plan can be found in “Proposal No. 4—Approval of the Amendment and Restatement of the Juniper Networks, Inc. 2015 Equity Incentive Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 16, 2025 (the “2025 Proxy Statement”), which description is incorporated by reference herein. The foregoing description and the descriptions incorporated by reference from the 2025 Proxy Statement are qualified in their entirety by reference to the Amended and Restated 2015 Plan, a copy of which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the Company’s stockholders voted upon the following proposals described in the 2025 Proxy Statement: (1) to elect ten directors; (2) to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; (3) to approve a non-binding advisory resolution on executive compensation; (4) to approve the amendment and restatement of the Company’s 2015 Equity Incentive Plan; and (5) to vote on a stockholder proposal, if properly presented at the meeting, requesting that the Company reform the election of its directors to list more candidates than the number of directors to be elected to the Board.

(1) Proposal for election of ten directors:

	For	Against	Abstain	Broker Non-Votes
Anne DelSanto	242,608,932	6,379,733	227,800	35,539,948
Kevin DeNuccio	242,749,893	6,227,887	238,685	35,539,948
James Dolce	246,307,533	2,685,235	223,697	35,539,948
Steven Fernandez	244,034,645	4,742,844	438,976	35,539,948
Christine Gorjanc	248,525,864	466,803	223,798	35,539,948
Janet Haugen	243,890,025	5,097,217	229,223	35,539,948
Scott Kriens	234,120,516	14,893,706	202,243	35,539,948
Rahul Merchant	248,034,767	975,082	206,616	35,539,948
Rami Rahim	247,986,406	1,027,161	202,898	35,539,948
William Stensrud	219,371,069	29,627,305	218,091	35,539,948

(2) Proposal to ratify Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2025:

For	Against	Abstain
258,167,601	25,786,956	801,856

(3) Proposal to approve a non-binding advisory resolution on executive compensation:

For	Against	Abstain	Broker Non-Votes
230,094,894	18,055,563	1,066,008	35,539,948

(4) Proposal to approve the amendment and restatement of the Company’s 2015 Equity Incentive Plan:

For	Against	Abstain	Broker Non-Votes
234,806,464	13,559,443	850,558	35,539,948

(5) Stockholder proposal requesting that the Company reform the election of its directors to list more candidates than the number of directors to be elected to the Board:

For	Against	Abstain	Broker Non-Votes
7,795,576	239,401,808	2,019,081	35,539,948

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
10.1	Amended and Restated Juniper Networks, Inc. 2015 Equity Incentive Plan*

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

*	Filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Juniper Networks, Inc.

May 29, 2025	By:	/s/ Robert Mobassaly
	Name:	Robert Mobassaly
	Title:	Senior Vice President and General Counsel